Dear Shareholders:
--------------------------------------------------------------------------------

    Lexington Natural Resources Trust had a good year despite less than favorable conditions for natural resource funds. We reported to you that for the first six months of 1995 the Trust was up 7.42%*. In the second half the Trust was up 8.80%*, as energy stocks which lagged in the first half of the year began to perform better. For the year the Trust was up 16.87%*, but as a specialty fund, it lagged the spectacular performance of the unmanaged Standard and Poor's 500 Stock Price Index ("S&P 500") which was up 37.6%.

                                                   1995 Total Return
                            ----------------------------------------------------

                             Jan 1 to June 30  July 1 to Dec 31  Calendar  Year
                            -----------------  ----------------  ---------------

Lexington Natural Resources
   Trust........................   7.42%*            8.80%*          16.87%*
S&P 500.........................   20.2%*           14.5%*           37.6%*

    The  reason  why  the  broad  market  index,   the  S&P  500,   outperformed
sector-oriented natural resource funds is that the key factors that drive natural resource stock valuations are the same factors that impact the broad market indices. The critical variable is the "direction" in the factors.

    The locomotive for natural resource stocks is a combination of factors that we have discussed previously.

    * Inflation-Inflation, as measured by the CPI, is creeping toward 3.0%, but has not accelerated rapidly enough to ignite a raw material supply crisis that would favor resource stocks.
____________________________________________________________________________
                                    GRAPH
   Paper version of this shareholder report contains a graph measuring the
        Consumer Price Index from June, 1990 through November, 1995.
____________________________________________________________________________

    * Oil-Oil prices, which are a major component in all manufacturing processes, have stabilized in the $18-$19 range.

    * Gold-Despite heavy jewelry demand, political uncertainty in Central Europe and the Middle East, and strong demand for bullion from the Far East, gold has not been able to break the $400 per ounce barrier.

    * Economy-We have avoided a recession in 1995 (soft landing), but GDP growth of 2.0% to 2.5% does not ignite inflationary forces, which are favorable for natural resource stocks.

    * Commodities-The CRB Index is climbing, which measures a broad range of commodity prices. It is a strong positive, but not enough to offset the other benign factors.
____________________________________________________________________________
                                      GRAPH
Paper version of this shareholder report contains a graph measuring the
           CRB Index from October, 1991 through December, 1995.
____________________________________________________________________________

Outlook

    The outlook however, is starting to look more positive for natural resource stocks. Inflation is not dead, it is slowly creeping upward. Gold, in December was making its run toward $400 per ounce and the cold weather was starting to help the energy sector as natural gas prices rose.

    We are well positioned to participate in a slow growth economy that has a bias towards increased inflation in 1996. The Trust is participating in the restructuring of our energy industry as many companies such as Mobil and Texaco downsize and become more efficient in the flat oil price environment. Environmental concerns about clean air and water should benefit companies such as WMX and Ionics in the environmental technology area. And lastly, gold stocks could perform well if gold bullion can sustain prices above $400 per ounce.

    We are cautiously optimistic that the key ingredients for strong performance for natural resource stock valuations will continue to move in the right direction in 1996. The natural resource sector funds may be the positive surprise in 1996, perhaps outperforming the broad market indices if several of the factors discussed above continue to move in the right direction.



                                                  Sincerely,

                                                  Robert M. DeMichele
                                                  President
                                                  January, 1996
_____________________________________________________________________________
                                     GRAPH
Paper version of this shareholder report contains a graph comparing the changes in value of a $10,000 investment in
                    Lexington Natural Resources Trust and
           the unmanaged Standard & Poor's 500 Stock Price Index
_____________________________________________________________________________

*16.87%, 3.77% and 2.66% are the one and five year and since commencement (8/1/89) average annual standard total returns, respectively, for the period ended December 31, 1995. Prior to September, 1991, the Trust operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance.

(LEFT COLUMN)

Lexington   Natural  Resources  Trust
Statement  of  Net  Assets
(Including the Portfolio of Investments)
December 31, 1995


Number of
 Shares                  Security                             Value
----------------------------------------------------------------------


                    COMMON STOCKS: 96.3%
                    AGRICULTURE: 4.4%
  7,700             Dekalb Genetics Corporation .........   $  347,463
  7,100             Pioneer Hi-Bred International, Inc. .      394,938
                                                            ----------
                                                               742,401
                                                            ----------

                    CHEMICAL PRODUCTS: 15.5%
  8,100             Avery-Dennison Corporation ..........      406,012
  4,900             Great Lakes Chemical Corporation ....      352,800
  6,800             Hercules, Inc. ......................      383,350
  9,000             IMC Global, Inc. ....................      367,875
  3,500             Monsanto Company ....................      428,750
  5,200             Olin Corporation ....................      386,100
  8,000             Union Carbide Corporation ...........      300,000
                                                            ----------
                                                             2,624,887
                                                            ----------

                    ENERGY SOURCES: 41.0%
  6,800             Anadarko Petroleum Corporation ......      368,050
  4,000             Atlantic Richfield Company ..........      443,000
  3,600             British Petroleum Company Plc .......      367,650
  8,100             Burlington Resources, Inc. ..........      317,925
  9,400             Coastal Corporation .................      350,150
 13,600             Devon Energy Corporation ............      346,800
  5,300             Exxon Corporation ...................      424,663
 29,500             Horsham Corporation .................      398,250
  3,800             Mobil Corporation ...................      425,600
 14,400             Noble Affiliates, Inc. ..............      430,200
 12,000             Panhandle Eastern Corporation .......      334,500
  2,500             Royal Dutch Petroleum Company .......      352,812
  7,000             Schlumberger, Ltd. ..................      484,750
  5,100             Texaco, Inc. ........................      400,350
 14,000             Tidewater, Inc. .....................      441,000
  9,200             Tosco Corporation ...................      350,750
 15,000             Valero Energy Corporation ...........      367,500
  8,100             Williams Companies, Inc. ............      355,388
                                                            ----------
                                                             6,959,338
                                                            ----------

                    ENVIRONMENTAL TECHNOLOGY: 17.3%
 17,200             Davis Water and Waste
                       Industries, Inc. .................      249,400
 17,000             IMCO Recycling, Inc. ................      416,500
 10,000             Ionics, Inc. ........................      435,000
  8 800             Millipore Corporation ...............      361,900
 15,200             Pall Corporation ....................      408,500
 18,500             Sevenson Environmental
                       Services, Inc. ...................      335,312
 11,000             Thermo Instrument Systems, Inc.1 ....      371,250
 11,600             WMX Technologies, Inc. ..............      346,550
                                                            ----------
                                                             2,924,412
                                                            ----------
(RIGHT COLUMN)

 Number of
  Shares
or Principal
 Amounts                  Security (Note 1)                     Value
--------------------------------------------------------------------------

                    FERROUS METALS: 5.4%
  10,000            Alcan Aluminum, Ltd. ................  $   311,250
   4,700            Phelps Dodge Corporation ............      292,575
  12,000            Western Mining Holdings (ADR) .......      313,500
                                                           -----------
                                                               917,325
                                                           -----------

                    FOREST PRODUCTS: 3.4%
  10,000            Lydall, Inc.1 .......................      227,500
   7,100            Pentair, Inc. .......................      355,000
                                                           -----------
                                                               582,500
                                                           -----------

                    PRECIOUS METALS: 9.3%
  14,900            Barrick Gold Corporation ............      392,987
  16,500            Freeport McMoran Copper &
                       Gold "A" .........................      462,000
   7,200            Newmont Gold Company ................      315,000
   9,000            Newmont Mining Corporation ..........      407,250
                                                           -----------
                                                             1,577,237
                                                           -----------

                    TOTAL COMMON STOCKS
                      (cost $14,667,664) ................   16,328,100
                                                           -----------

                    SHORT-TERM INVESTMENTS: 1.2%
$100,000            U.S. Treasury Bill
                      5.29%, due 02/08/96 ...............       99,442
 100,000            U.S. Treasury Bill
                      5.295%, due 05/09/96 ..............       98,102
                                                           -----------
                    TOTAL SHORT-TERM INVESTMENTS
                      (cost $197,544) ...................      197,544
                                                           -----------
                    TOTAL INVESTMENTS: 97.5%
                      (cost $14,865,208+) ...............   16,525,644
                    Other assets in excess of liabilities:
                      2.5% ..............................      429,603
                                                           -----------
                    TOTAL NET ASSETS: 100.0%
                      (equivalent to $11.30 per share
                      on 1,500,607 shares outstanding) ..  $16,955,247
                                                           ===========

1Non-income producing security.
 ADR-American Depository Receipt.
+Aggregate cost for federal income tax purposes is identical.



    The Notes to Financial Statements are an integral part of this statement.

Lexington Natural Resources Trust
Statement of Assets and Liabilities
December 31, 1995


Assets

Investments, at value (cost $14,865,208) (Note 1) ............. $16,525,644
Cash ..........................................................     468,743
Receivable for shares sold ....................................       5,888
Interest and dividends receivable .............................      21,400
                                                                -----------
                Total Assets ..................................  17,021,675
                                                                -----------

Liabilities
Due to Lexington Management Corporation (Note 2) ..............      13,096
Payable for shares redeemed ...................................      28,806
Accrued expenses ..............................................      24,526
                                                                -----------
                Total Liabilities .............................      66,428
                                                                -----------

Net Assets (equivalent to $11.30 per share on
     1,500,607 shares outstanding) (Note 3) ................... $16,955,247
                                                                ===========


Net Assets consist of:

Paid-in capital-unlimited authorized shares of beneficial
     interest at no par value (Note 1) ........................ $15,403,143
Undistributed net investment income (Note 1) ..................      11,627
Accumulated net realized loss on investments (Notes 1 and 6) ..    (119,959)
Net unrealized appreciation of investments (Note 4) ...........   1,660,436
                                                                -----------
               Net Assets ..................................... $16,955,247
                                                                ===========



    The Notes to Financial Statements are an integral part of this statement.

Lexington Natural Resources Trust
Statement of Operations
Year ended December 31, 1995 (unaudited)



Investment Income
Interest Income ....................................  $  27,664
Dividend income ....................................    279,062
                                                      ---------
                                                        306,726

Less: Foreign tax expense ..........................      5,921
                                                      ---------

     Total investment income .......................                $ 300,805
                                                                    ---------

Expenses
  Investment advisory fee (Note 2) .................    148,634
  Accounting expense (Note 2) ......................      3,600
  Custodian fees ...................................      6,915
  Printing and mailing .............................     24,626
  Directors' fees ..................................      6,462
  Professional fees ................................     13,730
  Registration fees ................................      2,001
  Computer processing fees .........................      7,575
  Other expenses ...................................      4,410
                                                      ---------

    Total expenses .................................                  217,953
                                                                   ----------

        Net investment income                                          82,852

Realized and Unrealized Gain on Investments (Note 4)

  Net realized gain on
    investments ....................................                  513,678

  Net change in unrealized appreciation on
    investments ....................................                1,735,936
                                                                   ----------
       Net realized and unrealized gain on investments              2,249,614
                                                                   ----------
Increase in Net Assets Resulting from Operations ...               $2,332,466
                                                                   ==========


    The Notes to Financial Statements are an integral part of this statement.

Lexington Natural Resources Trust
Statements of Changes in Net Assets
Years ended December 31, 1995 and 1994

                                                         1995           1994
                                                     -----------   -----------

Net investment income ............................. $    82,852     $   52,351
Net realized gain (loss) from investment
    transactions ..................................     513,678       (490,471)
Increase (decrease) in unrealized
    appreciation of investments ...................   1,735,936       (339,043)
                                                    -----------    -----------
            Net increase (decrease) in net
              assets resulting from operations ....   2,332,466       (777,163)
Distributions to shareholders from net
    investment income .............................     (71,225)       (50,415)
Increase in net assets from capital
    share transactions (Note 3) ...................   1,067,096      9,129,763
                                                    -----------    -----------
            Net increase in net assets ............   3,328,337      8,302,185

Net Assets:
  Beginning of period .............................  13,626,910      5,324,725
                                                    -----------    -----------
  End of period (including undistributed
    net investment income of $11,627 and
    distributions in excess of net investment
    income of $2,513, respectively.) .............. $16,955,247    $13,626,910
                                                    ===========    ===========



   The Notes to Financial Statements are an integral part of these statements.

Lexington Natural Resources Trust
Notes to Financial Statements
December 31, 1995 and 1994


Note 1-Significant Accounting Policies

    Lexington Natural Resources Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

    Investments: Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Investments in securities traded on a national securities exchange are valued at the last sale price on such exchange as of the close of business. Securities traded on the over-the-counter market are valued at the mean between the last reported bid and asked price. Short-term securities are stated at amortized cost, which appoximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

    Distributions: In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of December 31, 1995, $2,513 and $9,485 were reclassified from additional paid-in capital to undistributed net investment income and accumulated net realized loss on investments.

    Federal Income Taxes: It is the Trust's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.


Note 2-Investment Advisory Fee and Other Transactions with Affiliate

    The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at the annual rate of 1% of the Trust's average daily net assets. LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under which MSR will provide the Trust with certain investment management and administrative services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee of .50% the Trust's average daily net assets. LMC shall reimburse the Trust in any fiscal year for the amount by which the Trust's aggregate expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limits imposed by any state or regulatory authority of any jurisdiction in which shares of the Trust are offered for sale during any such year. No reimbursement was required for the year ended December 31, 1995.

    The Trust also reimburses LMC for certain expenses, including accounting costs, which are incurred by the Trust, but paid by LMC.

Lexington Natural Resources Trust
Notes to Financial Statements
December 31, 1995 and 1994 (continued)


Note 3-Capital Stock

    Transactions in capital stock were as follows:


                                       Year ended              Year ended
                                   December 31, 1995        December 31, 1994
                                  --------------------   --------------------
                                  Shares      Amount       Shares      Amount
                                  ------      ------       ------      ------

Shares sold ..................    59,893   $5,848,911   1,309,826  $13,428,318
Shares issued on reinvestment
  of distributions from net
  investment income ..........     6,325       71,225       5,203       50,415
                                --------   ----------   ---------  -----------
                                 566,218    5,920,136   1,315,029   13,478,733
Shares redeemed ..............  (468,861)  (4,853,040)   (428,676)  (4,348,970)
                                --------   ----------   ---------  -----------
Net increase .................    97,357   $1,067,096     886,353  $ 9,129,763
                                ========   ==========   =========  ===========


Note 4-Purchases and Sales of Investments

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 1995, excluding short-term securities, were $22,867,932 and $21,434,861, respectively.

    At December 31, 1995, aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost amounted to $1,801,223 and aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value amounted to $140,787.


Note 5-Investment and Concentration Risks

    The Fund can make significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws.


Note 6-Federal Income Taxes-Capital Loss Carryforwards

    Capital loss carryforwards available for Federal income tax purposes as of December 31, 1995 are approximately $119,959 expiring in 2002.

    To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

    Treasury regulations were issued in early 1990 which provide that capital losses incurred after October 31 of a trust's taxable year can be deemed to have occurred on the first day of the following taxable year (i.e., January 1). The regulations indicate that a fund may elect to retroactively apply these rules for purposes of computing taxable income. Accordingly, the capital loss carryforwards for Lexington Natural Resources Trust have been adjusted to reflect prior years' post-October losses in the next fiscal year.

Lexington Natural Resources Trust
Financial Highlights
Selected per share data for a share outstanding throughout the period:

                                         Year ended December 31,
                             --------------------------------------------------
                              1995       1994       1993       1992      1991
                             --------------------------------------------------
Net asset value, beginning
  of period ..............  $ 9.71     $10.30     $ 9.30      $9.01     $9.50
                            ------     ------     ------      -----     -----
Income (loss) from
 investment operations:
   Net investment income .    0.06       0.04          -          -      0.02
   Net realized and
     unrealized gain (loss)
     on investments ......    1.58      (0.59)      1.01       0.29     (0.49)
                            ------     ------     ------      -----     -----
Total income (loss) from
 investment operations ...    1.64      (0.55)      1.01       0.29     (0.47)
                            ------     ------     ------      -----     -----

Less distributions:
  Dividends from net
    investment income ....   (0.05)     (0.04)     (0.01)         -     (0.02)
                            ------     ------     ------      -----     -----
Net asset value, end
 of period ...............  $11.30     $ 9.71     $10.30      $9.30     $9.01
                            ======     ======     ======      =====     =====

Total return .............  16.87%     (5.38%)    10.90%      3.22%    (4.95%)
Ratios to average net assets:
  Expenses, before
    reimbursement ........   1.47%      1.55%      2.26%      2.31%     2.97%
  Expenses, net of
    reimbursement ........   1.47%      1.55%      2.26%      2.31%     1.60%
  Net investment income
   (loss), before
   reimbursement .........   0.56%      0.49%      0.08%      0.02%    (1.10%)
  Net investment income ..   0.56%      0.49%      0.08%      0.02%     0.27%
  Portfolio turnover ..... 149.18%     87.40%    114.44%     65.50%   100.94%
  Net assets at end
    of period (000's
    omitted) ............ $16,955    $13,627      $5,325     $1,926    $1,393

Independent Auditors' Report

The Board of Trustees and Shareholders
Lexington Natural Resources Trust:


    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Natural Resources Trust as of December 31, 1995, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Natural Resources Trust as of December 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP



New York, New York
January 29, 1996

(LEFT  COLUMN)



Lexington
Natural Resources Trust


Investment Adviser
--------------------------------------------------------

LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


Distributor
--------------------------------------------------------

LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



Sub-Advisor
--------------------------------------------------------

MSR ADVISORS, INC.
80 Maiden Lane
New York, New York 10038













This report has been prepared for the information of the shareholders of Lexington Natural Resources Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.




(RIGHT COLUMN)

                               ---------
                               LEXINGTON
                               ---------





                         --------------------
                               LEXINGTON
                                NATURAL
                               RESOURCES
                                 TRUST
                         --------------------
                             ANNUAL REPORT
                           DECEMBER 31, 1995



                          The Lexington Group
                               of No Load
                         Investment Companies
                         --------------------